                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 19, 1997


                                PALL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         New York                    1-4311                      11-1541330
 ----------------------------   ------------------------       ----------------
 (State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
   of incorporation)                                         Identification No.)




     2200 Northern Boulevard, East Hills, New York                     11548
     ---------------------------------------------                   ----------
     (Address of principal executive offices)                        (Zip Code)



                                 (516) 484-5400
                  ---------------------------------------------------
                  (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5           Other Events

                 On February 3, 1997, the Registrant completed its acquisition of Gelman Sciences Inc. ("Gelman") in a transaction accounted for as a pooling-of-interests (the "Merger"). Pursuant to
                 Section 7.13 of the Merger Agreement dated October 27, 1996, by and among the Registrant, Pall Acquisition Corp. (a wholly-owned subsidiary of the Registrant) and Gelman, the unaudited condensed results of the combined operations of the Registrant and Gelman are as follows -

                      (in thousands, except per share data)

                                         For the month ended                         For the seven months ended
                                 Mar. 1, 1997        Feb. 24, 1996             Mar. 1, 1997              Feb. 24, 1996
                                 ------------        -------------             ------------              -------------
Net sales                          $60,210             $66,176                  $556,760                  $551,501

Net earnings                       ($8,196)(a)          $3,673                   $38,055 (b)               $57,289

Average outstanding
   shares                          126,448             125,210                   125,796                   124,821

Earnings per share                  ($0.06)              $0.03                     $0.30                     $0.46


                      (a) Includes an accrual of $9,815 (pre-tax) for Merger-related expenses.

                      (b) Includes an accrual of $13,726 (pre-tax) for merger-related expenses. Of this amount, $9,815 relates to the Merger and $3,911 relates to the termination of a previously proposed merger transaction between Gelman and Memtec Limited.

                 The above information is unaudited. However, such information reflects all material adjustments which are, in the opinion of management, necessary to present fairly the condensed information in accordance with generally accepted accounting principles. The above information should be read in conjunction with the Registrant's and Gelman's Annual Reports on Form 10-K for the fiscal years ended August 3, 1996 and July 31, 1996, respectively. Pro-forma financial information giving effect to the Merger was previously reported in the Registrant's Registration Statement on Form S-3, Registration No. 333-18971.

                 The above results are not indicative of the expected quarterly or yearly results of the Registrant. The Registrant generally generates approximately 20% of its quarterly revenues in the first month of the quarter, 30% in the second month of the quarter and 50% in the third month of the quarter. However, the expenses are incurred more evenly over the quarter.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PALL CORPORATION
                                      (Registrant)




                                       By: /s/ Jeremy Hayward-Surry
                                            -------------------------
                                            Jeremy Hayward-Surry
                                            President, Treasurer and
                                              Chief Financial Officer

Date: March 19, 1997